Exhibit 99.2

CRH

VOTE

Your vote matters – here's how to vote!

You may vote online instead of mailing this card.

Votes submitted electronically must be received by 11:00 a.m. (Dublin), on April 23, 2024.

Online

Go to **www.envisionreports.com/CRH** or scan the QR code — login details are located in the shaded bar below.

Meeting Materials

The formal Notice of Meeting and Proxy Statement, which includes further details on the proposals to be considered at the 2024 Annual General Meeting, is available on the the Company's website, www.crh.com/investors/shareholder-centre/agm.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2024 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR each of the Director nominees listed in Proposal 1 and FOR Proposals 2 – 7.

1. By separate resolutions, to re-elect:

	For	Against	Abstain
1(a) - Richie Boucher	☐	☐	☐
1(b) - Caroline Dowling	☐	☐	☐
1(c) - Richard Fearon	☐	☐	☐
1(d) - Johan Karlström	☐	☐	☐
1(e) - Shaun Kelly	☐	☐	☐
1(f) - Badar Khan	☐	☐	☐
1(g) - Lamar McKay	☐	☐	☐
1(h) - Albert Manifold	☐	☐	☐
1(i) - Jim Mintern	☐	☐	☐
1(j) - Gillian L. Platt	☐	☐	☐
1(k) - Mary K. Rhinehart	☐	☐	☐
1(l) - Siobhán Talbot	☐	☐	☐
1(m) - Christina Verchere	☐	☐	☐
2. Consideration of Executive Compensation for 2023	☐	☐	☐

3. By separate resolutions:

	For	Against	Abstain
3(a) Continuation of Deloitte as Auditors	☐	☐	☐
3(b) Remuneration of Auditors	☐	☐	☐
4. Authority to allot Shares	☐	☐	☐
5. Disapplication of pre-emption rights	☐	☐	☐
6. Authority to purchase own Ordinary Shares	☐	☐	☐
7. Authority to re-issue Treasury Shares	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign in the order that appears above. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Where the appointer is a body corporate this form must be under seal or signed by a duly authorized officer of attorney of the body corporate. Joint owners should each sign personally.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 (joint holder) — Please keep signature within the box.
/ /		

1 U P X

03YDDH

Notice of 2024 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — April 25, 2024 I/We the undersigned being an Ordinary Shareholder(s) of the Company HEREBY APPOINT the chairman of the meeting with full power of substitution or ____________________________ __________________________ (see note 1 below) as my/our proxy to vote for me/us and on my/our behalf at the Annual General Meeting of the Company to be held at 11:00 a.m. (Dublin) on April 25, 2024 and at any adjournment thereof. I/We direct my/our proxy to attend, speak and vote on the proposals set out in the Notice of Meeting and Proxy Statement as instructed and in respect of other proposals that may arise at the meeting as the proxy thinks fit. This proxy may be exercised in respect of all/___________________ shares registered in my/our name(s). This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no such directions are indicated, the Proxy will have authority to vote FOR the re-election of each of the Director nominees listed in Proposal 1 and FOR proposals 2-7. In the case of registered joint holders (i) only one need sign, and (ii) the vote of the senior holder who tenders a vote, whether in person or by proxy or (in the case of a corporation) by authorized representative, will alone be counted. For this purpose seniority will be determined by the order in which the names appear in the register of shareholders of CRH plc in respect of the joint holding. 1. If it is desired to appoint another person as proxy, the words “the chairman of the meeting” should be deleted and the name and address of the proxy, who need not be a member of the Company, inserted instead. Please note that proxies may be asked to present identification. (Items to be voted appear on reverse side) Proxy — CRH plc  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  Meeting Materials The formal Notice of Meeting and Proxy Statement, which includes further details on the proposals to be considered at the 2024 Annual General Meeting, is available on the the Company’s website, www.crh.com/investors/shareholder-centre/agm, together with copies of the Company’s 2023 Annual Report on Form 10-K and the Company’s financial statements prepared in accordance with IFRS and Irish law. 2024 Annual General Meeting Admission Ticket 2024 Annual General Meeting of CRH plc Shareholders Thursday, April 25, 2024, 11:00 a.m. (Dublin) Royal Marine Hotel Marine Road, Dun Laoghaire, Co. Dublin, Ireland Upon arrival, please present this admission ticket. The card is for the purposes of registration and accreditation when attending the Annual General Meeting.